                                                       UNITED STATES
SECURITIES and EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

June 21, 2010

Tengasco, Inc.
(Exact Name of Registrant as specified in its charter)

Commission File Number 0-20975

                 Tennessee                                                                                      87-0267438
(State or other jurisdiction of                  (I.R.S. Employer Identification No.)
incorporation or organization)

11121 Kingston Pike Suite E Knoxville, Tennessee 37934
(Address of Principal Executive Office

(865) 675-1554
(Registrant's Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the "Annual Meeting") of Tengasco, Inc. ("the Company") was held on June 21, 2010 for the purpose of considering and voting on  (1) the election of five nominated directors to the Board of Directors to serve until the next Annual Meeting or until their successors have been duly elected and qualified; and (2) the ratification of the appointment  by the Audit Committee of the Board of Directors of Rodefer Moss & Co, PLLC  as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

At the close of business on April 14, 2010, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 59,816,661 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. The holders of 52,570,961 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, constituting a quorum.

All of the nominated directors were reelected by plurality vote as follows:

Total shares voted                                52,570,961
Election of Directors:	For	Withheld
Jeffrey R. Bailey	25,470,053	390,183
Matthew K. Behrent	25,536,829	323,407
John A. Clendening	25,521,414	338,822
Carlos P. Salas	25,313,331	546,905
Peter E. Salas	25,302,043	558,193

The proposal to ratify the appointment of Rodefer Moss & Co, PLLC as the Company's independent certified public accountants for Fiscal 2010 was passed as follows:

For                      Against                      Abstain
51,501,196                      952,524                      117,241

Item 8.01 Other Events.

At its Annual Meeting, the Company reported to shareholders and other individuals in attendance information regarding the recently drilled Albers B #1 well completed in Kansas on June 1, 2010.   The Company reported that this well has been producing an average of 113 BOPD since that date with no associated water in the production stream.  The production from this well increased the Company’s daily production of oil in Kansas by almost 20% and adds significantly to the Company’s total reserves.

On June 21, 2010, the Company simultaneously issued a press release disclosing the results of the Albers B No. 1 well. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release dated June 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: June 21, 2010
Tengasco, Inc.

By: s/Jeffrey R. Bailey
       Jeffrey R. Bailey,
       Chief Executive Officer